Pilgrim’s To Acquire Kerry Consumer Foods’ Meats and Meals Business June 17, 2021 Pilgrim’s Pride Corporation (NASDAQ: PPC)

PRELIMINARY DRAFT Cautionary Notes and Forward-Looking Statements Forward Looking Statements Statements contained in this press release that state the intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim’s Pride Corporation (referred to herein as the “Company”, “us”, “we”, or “Pilgrim’s”) and its management are considered forward-looking statements. Without limiting the foregoing, words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “should,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: the inability to complete the proposed transaction with the Kerry Group and satisfy the closing conditions to complete the transaction; the inability to recognize the anticipated benefits of the proposed transaction with the Kerry Group, including the projected benefits to the Company’s profitability and future financial results as a result of the transaction; the risks and impacts of recent and future cyberattacks; the impact of the COVID-19 pandemic, efforts to contain the pandemic and resulting economic downturn on our operations and financial condition, including the risk that the health and safety measures at Pilgrim’s Pride production facilities will not be effective, the risk that we may be unable to prevent the infection of our employees at these facilities, and the risk that we may need to temporarily close one or more of our production facilities; the risk that we may experience decreased production and sales due to the changing demand for food products; the risk that we may face a significant increase in delayed payments from our customers; and additional risks related to COVID-19 set forth in our most recent Form 10-K and Form 10-Q filed with the SEC; matters affecting the poultry industry generally; the ability to execute the Company’s business plan to achieve desired cost savings and profitability; future pricing for feed ingredients and the Company’s products; outbreaks of avian influenza or other diseases, either in Pilgrim’s Pride’s flocks or elsewhere, affecting its ability to conduct its operations and/or demand for its poultry products; contamination of Pilgrim’s Pride’s products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of cash resources; restrictions imposed by, and as a result of, Pilgrim’s Pride’s leverage; changes in laws or regulations affecting Pilgrim’s Pride’s operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause the costs of doing business to increase, cause Pilgrim’s Pride to change the way in which it does business, or otherwise disrupt its operations; competitive factors and pricing pressures or the loss of one or more of Pilgrim’s Pride’s largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels; and the impact of uncertainties of pending or future litigation and the legal matters described in our most recent Form 10-K and Form 10-Q, including the In re Broiler Chicken Antitrust Litigation, as well as other risks described under “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and subsequent filings with the Securities and Exchange Commission. The forward-looking statements in this release speak only as of the date hereof, and the Company undertakes no obligation to update any such statement after the date of this release, whether as a result of new information, future developments or otherwise, except as may be required by applicable law. Non-GAAP Financial Measures This presentation includes information that may be considered non-GAAP financial information as contemplated by Regulation G under the rules of the Securities and Exchange Commission (the “SEC”), including EBITDA and EBITDA margin. A reconciliation of the non-GAAP information in this presentation to the most directly comparable GAAP financial measures is not included herein, because, without unreasonable effort, the Company is unable to predict with reasonable certainty the amount or timing of the non-GAAP adjustments that are used to calculate these forward-looking non-GAAP financial measures. While we believe that the use of these measures provides a tool for investors to evaluate the impact of the proposed transaction with the Kerry Group, they should not be considered in isolation from, or as an alternative to, the financial measures determined in accordance with GAAP as reported by the Company in its SEC filings. 1

PRELIMINARY DRAFT Presenters Matt Galvanoni Chief Financial Officer, Pilgrim’s Pride Fabio Sandri Chief Executive Officer, Pilgrim’s Pride 2

PRELIMINARY DRAFT Transaction Terms  Values Kerry Consumer Foods’ Meats and Meals business at £680 Million (~$952 million based on a 1.40 USD/GBP exchange rate). The final purchase price is subject to routine closing adjustments(1) Valuation  Implied standalone EBITDA multiple of 8.5x(2)  Immediately cash Earnings Per Share (EPS)(3) accretive Financing  Pilgrim’s Pride Corporation (“PPC”) intends to fund the acquisition through a mix of cash on hand, existing credit facilities and debt issuance  PPC maintains a net leverage ratio target of 2 – 3x  Following the acquisition, we anticipate this to be at the higher end of this range  We anticipate net leverage to be improving to the lower end in subsequent couple of years Transaction Benefits  100% of the acquired business is comprised of prepared food products  The acquired business has consistently achieved EBITDA margins of ~10% in the past 3 years  The acquisition of the business increases the portion of the Pilgrim’s portfolio derived from higher margin prepared food products sold through the retail channel to over 25%  The acquisition creates a platform with a more balanced retail, convenience and foodservice channel mix  Enhances innovation capabilities demonstrated by successful launch of branded meat-free products and direct-to-customer (“DTC”) platform  Sharing of best practices  Enhances the overall stability of PPC EBITDA margin profile Timing and Approvals  The Acquisition is expected to close in the fourth quarter of 2021 and is subject to customary closing conditions and regulatory approvals Pilgrim’s & Kerry Consumer Foods’ Meats and Meals Business Together: Strategic and Financial Rationale 3 ___________________________ 1. Including working capital and net debt adjustments 2. Based on expected standalone 2021 EBITDA. This information is based on the Company’s estimates using information currently available to the Company as of June 2021 and based on due diligence reports and materials provided to PPC by Kerry Consumer Foods; is inherently uncertain, subject to a number of risks and uncertainties described in the forward-looking information legend on Slide 1 and is being provided for illustrative purposes only. 3. Cash EPS excludes amortization of intangible assets resulting from the acquisition

PRELIMINARY DRAFT Kerry Consumer Foods’ Meats and Meals Business: A Leading Meats and Prepared Foods Platform 4  A leading UK and Republic of Ireland (ROI) prepared food company providing prepared, value-add meats and complementary convenience meal products with a portfolio of leading brands  Highly regarded and innovative manufacturer of value-add meats and convenience food products  Convenience meals represent approximately 54% of revenue1, while value-added meats represent approximately 46% of revenue1  Iconic brand portfolio including Denny, Richmond and Fridge Raiders  Strong momentum in fast growing consumer segments including plant based, DTC and meat snacking  Well-invested and market-leading platform supporting best-in-class capabilities  9 plants in the UK and the ROI  More than 4,500 team members  Stability in margin structure supported by focus on a value-add proposition, branded products, innovation capabilities, and leveraging long-standing partnerships with customers  ~85% of revenues1 generated in the UK and ~15% in the ROI  Breadth of channels and customers, supplying the major UK and ROI grocers, convenience specialists and discounters, as well as online customers ___________________________ 1. Based on FY2020 revenue of Kerry Consumer Foods’ Meats and Meals business (fiscal year ended December 31, 2020) as provided in due diligence reports and materials provided to PPC by Kerry Consumer Foods

PRELIMINARY DRAFT Value Proposition for Pilgrim’s Shareholders Strong Value-Add Portfolio  Increased focus on value-add proposition with a portfolio of market-leading brands and strong household penetration in the UK and Republic of Ireland  Further exposure to the higher growth segments including plant based and DTC Improves Margin Dynamics  Increased exposure to higher margin segments including branded and value-add meats Increases Diversification  Increased channel and geographic diversification with an attractive online presence  Complementary product portfolio and customer base across key primary retail channels Sharing of Innovation and Best Practices  Access to a portfolio of innovative products and leading new product development platform, including meat free and DTC platforms  Share best practices, operational excellence and management expertise to benefit our key customers Value Creation  Immediately cash EPS accretive1 Capital Structure  PPC’s strong cash flow generation and the additional cash flow resulting from the acquisition is expected to allow the Company to maintain its strong balance sheet  Pro forma leverage facilitates continued financial flexibility       5 ___________________________ 1. Cash EPS excludes amortization of intangible assets resulting from the acquisition

PRELIMINARY DRAFT UK 81% ROI 4% International 15% Chart Title Primary 43% Value add / convenience 57% Chart Title Enhances Diversification and Capabilities of the Pilgrim’s UK Platform The acquisition is expected to further Pilgrim’s strategy of expanding into new, attractive categories including plant based and DTC; and, increases value-add capabilities Pilgrim’s UK Aggregated Sales by Geography Pilgrim’s UK Aggregated Sales by Product 6 2020 Sales PPC UK: £3.3bn1,2 2020 Sales PPC UK: £3.3bn1,2 ___________________________ 1. Aggregated Sales calculated based on annualized sales for Pilgrim’s legacy UK operations combined with Kerry Consumer Foods’ Meats and Meals business 2. 2020 for Pilgrim’s legacy UK operations for the year ended December 27, 2020 and for Kerry Consumer Foods’ Meat and Meals business for the year ended December 31, 2020

PRELIMINARY DRAFT UK and Europe 35% Mexico 10% US 55% Chart Title Primary 74% Value add / convenience 26% Chart Title Enhances Diversification and Capabilities of Pilgrim’s Total Platform ___________________________ 1. Aggregated Sales calculated based on Pilgrim’s global operations combined with Kerry Consumer Foods’ Meats and Meals; Kerry Consumer Foods’ Meats and Meals business and Pilgrim’s legacy UK Sales converted to USD at 1.4 USD / GBP FX rate 2. 2020 for Sales for Pilgrim’s global operations for the year ended December 27, 2020 and for Kerry Consumer Foods’ Meats and Meals business for the year ended December 31, 2020 Pilgrim’s Aggregated Sales by Geography Pilgrim’s Aggregated Sales by Product 7 2020 Sales PPC: $13.1bn1,2 2020 Sales PPC: $13.1bn1,2 The acquisition is expected to further Pilgrim’s strategy of expanding into new, attractive categories including plant based and DTC; and, increases value-add capabilities

PRELIMINARY DRAFT Delivers Exceptional and Highly Integrated Capabilities  ~£725 million in sales1  6 convenience meals facilities  3 meats facilities  2 business locations (Oakhouse & Rollover2)  Over 4,500 team members  Fully integrated, well invested meats and meals platform  Traceability, quality, efficiency  Excellence in food safety  Strength in sustainability  Strong value-add portfolio 8 Legend Meats sites Meals sites Rollover facility Oakhouse facility Plant based capabilities Legacy Pilgrim’s UK Locations3 4 sites Windmill Lane Dean Way Collett Way Spurway Enniskillen Carrickmacross Slough Shillelagh Hyde ___________________________ 1. Kerry Consumer Foods’ Meats and Meals sales for the year ended December 31, 2020 2. Oakhouse is the Direct-To-Consumer operation and Rollover is a hot food-to-go solution in the leisure and convenience-led channels 3. Includes all Moy Park and Tulip locations Attleborough Oakhouse Kerry Consumer Foods’ Meats and Meals Business

PRELIMINARY DRAFT Chart Title Adds Attractive Portfolio with Iconic Brands, Value-Add Products and Channel Mix Kerry Consumer Foods’ Meats and Meals: Stable margin business providing value-added products to consumers primarily through retail customers 9 Raw Cooked Meat Free Meats (46% of Revenues1) Meals (54% of Revenues1) P ro d u c ts C h a n n e l M ix 2 B ra n d s Food To Go Chilled Frozen DTC ___________________________ 1. Based on Kerry Consumer Foods’ Meats and Meals business FY2020 revenue (fiscal year ended December 31, 2020) 2. Based on Channel Mix composition in 2020 Chart Title Major grocers Convenience Online Other Leisure Major grocers Convenience Online Other DTC

PRELIMINARY DRAFT Innovative Product Portfolio Kerry Consumer Foods’ Meats and Meals: Innovative business that benefits their customer base 10 Raw Meats Meat Free Food To Go Cooked Meats Portfolio of iconic brands across meats, meat free and DTC Meat Portfolio Convenience Meals Portfolio Frozen Ready Meals DTC Chilled Ready Meals

PRELIMINARY DRAFT Kerry Consumer Foods’ Meats and Meals Squarely Aligns with Pilgrim’s Strategic Priorities Combination designed to create a stronger, more diverse and safer global leader Enhances existing relationships with key customers primarily across retail channels in Europe Commitment to innovation, sustainability and growth  Strong operating platform with synergy upside from benchmarking and cross-learning opportunities  Strengthens global portfolio of business with increased exposure to the value-add segment 11

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